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                                                                   Exhibit 10.42

                             FILENE'S BASEMENT CORP.
                            EXECUTIVE SEVERANCE PLAN

                                       FOR


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                                    ARTICLE I
                             PURPOSE AND DEFINITIONS

       SECTION 1.1 PURPOSE OF THE PLAN.

      This Executive Severance Plan (the "Plan") is intended to secure for Filene's Basement Corp. (the "Employer") the services of the individual named above ("Executive"), whose efforts, abilities and accomplishments are highly valued by Employer. The Plan is intended to be treated as an "employee welfare benefit plan" within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), by reason of being a "severance pay arrangement" within the meaning of sec. 3(2)(B)(i) of ERISA, i.e., a "severance pay plan" within the meaning of regulations published by the Secretary of Labor at Title 29, Code of Federal Regulations, sec. 2510.3-2(b).

       SECTION 1.2 DEFINITIONS

       As used herein the following terms shall have the meaning set forth below:

       "ADMINISTRATOR" means Employer, acting as "administrator" of the Plan within the meaning of ERISA. The business address and telephone number of Administrator are:

                  FILENE'S BASEMENT CORP.
                  40 Walnut Street
                  Wellesley, MA 02181
                  Phone: 617-348-7000

       "BENEFITS" means the amount or other benefits that Executive is entitled to receive pursuant to Article II of the Plan.

       "BOARD OF DIRECTORS" means the Board of Directors of Employer, or any successor thereto.

       "CAUSE" means dishonesty, conviction of a felony, gross neglect of duties (other than as a result of disability or death), or conflict of interest which conflict shall continue for 30 days after the Employer gives written notice to Executive requesting the cessation of such conflict. Executive shall not be deemed to have been terminated for Cause until the later to

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occur of (i) the 30th day after notice of termination is given and (ii) the delivery to Executive of a copy of a resolution duly adopted by the unanimous affirmative vote of all of the Employer's directors (excluding Executive if Executive is a director) at a meeting called and held for that purpose (after reasonable notice to Executive), and at which Executive together with his counsel was given an opportunity to be heard, finding that Executive was guilty of conduct described in the definition of "Cause" above, and specifying the particulars thereof in detail.

       "Cause" does not include Involuntary Termination or termination for Good Reason, as those terms are defined herein.

       "CHANGE IN CONTROL" means the occurrence of any one of the following events:

            (a) any "person" as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than (i) the Employer, (ii) any subsidiary of the Employer, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Employer or of any subsidiary of the Employer, or (iv) any company owned, directly or indirectly, by the stockholders of the Employer in substantially the same proportions as their ownership of stock of the Employer), becomes the "beneficial owner" (as defined in Section 13(d) of the 1934 Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Employer representing 35% or more of the combined voting power of the Employer's then outstanding securities;

            (b) the stockholders of the Employer approve a merger or consolidation of the Employer with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Employer or any subsidiary of the Employer, at least 65% of the combined voting securities of the Employer or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Employer (or similar transaction) in which no "person" (with the exception given and the method of determining "beneficial ownership" used in clause (a) of this definition) acquires more than 50% of the combined voting power of the Employer's then outstanding securities;

            (c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Employer to effect a transaction described in clause (a), (b) or (d) of this


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       definition) whose election by the Employer's stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

            (d) the stockholders of the Employer approve a plan of complete liquidation of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all of the Employer's assets.

       A termination occurring within six (6) months after a Change in Control, unless for Cause, shall be conclusively presumed to have resulted from such Change in Control.

       "EMPLOYER" means Filene's Basement Corp., and any successor thereto.

       "GOOD REASON" means any one of the following events:

            (a) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles, reporting requirements or responsibilities), authority or duties as of the date of this Plan, without the Executive's written consent or any other action by the Employer which results in a diminution in such position, authority, duties, or in Executive's compensation (including bonus opportunity) without the Executive's written consent, excluding for this purpose (1) such actions taken when factual grounds exist for termination of Executive's employment for Cause or incapacity and (2) an isolated, insubstantial and inadvertent action which is not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Executive;

            (b) any failure by the Employer to comply with any of the provisions of Executive's written employment agreement, if any, as from time to time amended, other than an isolated, insubstantial and inadvertent failure which is not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Executive; or

            (c) any other circumstances which constitute "Good Reason" for Executive to terminate employment with Employee under Executive's employment contract with Employer (if Executive has an employment contract with Employer which explicitly defines "Good Reason" for Executive to terminate employment with Employer).

PROVIDED, HOWEVER, that "Good Reason" shall not mean any action or failure to act to which the Board of Directors of the Employer and the Executive agree in writing.


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       "INVOLUNTARY TERMINATION" means (a) a termination of employment initiated entirely by Employer for reasons other than for Cause and (b) a termination of employment by the Executive for Good Reason.

       "PART ONE OF EACH POLICY" means an amount equal to the lesser of the cash value of the Policy or the premiums paid by Employer on the Policy. The Employer and the insurance company issuing the Policy each shall properly certify the extent of Part One of the Policy.

       "PLAN YEAR" means the period commencing on each January 1 during which the Plan is in effect and ending on the subsequent December 31.

       "POLICIES" means the life insurance policy or policies on the life of Executive that are subject to a Split Dollar Agreement.

       "REFUND RIGHT" means the specific limited right to receive Part One of each Policy upon the lapse, surrender, maturity or other termination of the Policy, as defined in the Split Dollar Agreement.

       "RELEASE DATE" means as soon as possible following receipt by the trustee of a certificate in accordance with the terms of the agreement creating the Trust to release the Refund Right to the Executive, but in no event more than ten (10) days following receipt of such certificate.

       "TRUST" means the trust created by a duly executed and binding Trust Agreement between Employer, as grantor, and Trustee, as trustee, intended to provide a source of Benefits under the Plan.

       "TRUSTEE" means the duly appointed trustee of a Trust in connection with the Plan, and its successors in trust.

       "VOLUNTARY RESIGNATION" means, a termination of employment that is a voluntary, permanent separation initiated by Executive, including voluntary retirement, but not including (a) a termination resulting from a Change in Control or (b) a termination for Good Reason.

                                    ARTICLE  II
                            ELIGIBILITY FOR BENEFITS

      SECTION 2.1 SEVERANCE.

      If Executive's employment by Employer (or any successor thereto, if the transfer of Employer's rights and obligations thereto is not a Change in Control) terminates for any


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reason other than Voluntary Resignation, death of Executive, or termination of
Executive's employment by Employer for Cause, the Executive, by certificate in the form attached hereto as Exhibit A, shall direct Trustee to release the Refund Right to the Executive on the Release Date to the extent the Refund Right relates to an amount that does not exceed the limitation set forth in Section
2.3 hereof.

      SECTION 2.2 TERMINATION OF SPLIT DOLLAR AGREEMENT.

      Upon receipt of notice from the insurance company, the Employer or the Executive that any Policy has terminated because of Employer's failure to pay premiums, the Trustee shall release the Refund Right to Executive on the Release Date.

      SECTION 2.3 SEVERANCE BENEFIT LIMIT.

      The portion of the Refund Right which shall be released to Executive pursuant to this Article II shall not exceed twice Executive's annual compensation (as defined in Department of Labor Regulations Section 2510.3-2(b)(2)(i), or corresponding provision of subsequent regulations) for the year immediately preceding the year of termination, as determined by certificate of the Executive. The Employer shall certify to Executive annually and at such other times as the Executive reasonably requests the amount of such accrued vested benefit.

      SECTION 2.4 VOLUNTARY RESIGNATION.

      If Executive's employment is terminated by death, by Voluntary Resignation, or for Cause, no Benefits shall be paid hereunder.

                                   ARTICLE III
                   METHOD AND DURATION OF BENEFIT PAYMENTS

      SECTION 3.1 FUNDING.

      Employer and Executive have heretofore entered into an Executive Split Dollar Life Insurance Agreement (the "Split Dollar Agreement"), whereunder Employer pays premiums on one or more Policies on Executive's life, and pursuant to which Employer is entitled, upon termination of Executive's employment with Employer (by death or otherwise), to receive certain amounts constituting the Refund Right, as security for which Executive has executed a collateral assignment of the Policies. Employer has assigned the Refund Right or Refund Rights applicable to Executive to the Trustee, to be held in a separate Trust for Executive's benefit as a source of benefits to Executive in case of certain events.


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       SECTION 3.2 METHOD OF PAYMENT.

      The Benefits to which Executive is entitled, as calculated pursuant to
Article II hereof, shall be paid by Trustee as directed by Executive pursuant to a certificate in the form of Exhibit A hereto, delivered to the last address provided by Executive to Employer or such other address as Executive may provide to the Trustee. Payment shall be made on the Release Date.

                                   ARTICLE IV
                   THE ADMINISTRATOR'S AUTHORITY AND DUTIES

      SECTION 4.1 AUTHORITY AND DUTIES.

      Executive shall certify the amount of Benefits to which Executive is entitled and shall direct Trustee to take such actions as are consistent therewith.

      SECTION 4.2 RECORDS, REPORTING AND DISCLOSURE.

      Administrator shall keep records necessary for the proper operation of the Plan. Such records shall be made available to Trustee and Executive for examination during business hours. Administrator shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Internal Revenue Code, and every other relevant statute, each as amended, and all regulations thereunder except that Employer, as such, shall prepare and distribute to the proper recipients all forms relating to withholding of income or wage taxes, Social Security taxes, and other amounts which may be similarly reportable.

      SECTION 4.3 BONDING.

      Administrator shall arrange any bonding that may be required by law, but no amount in excess of the amount required by law (if any) shall be required by the Plan.

                                    ARTICLE V
                                CLAIMS PROCEDURES


       SECTION 5.1 APPLICATION FOR BENEFITS.

      If for any reason Executive is not paid all his Benefits pursuant to his certificate on the Release Date, the Executive may claim such Benefits by written request addressed to Employer.


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       SECTION 5.2 APPEALS OF DENIED CLAIMS.

       If Employer denies a claim by Executive, Executive shall be notified of such denial in writing by Administrator. The notice advising of the denial shall specify the reason or reasons for denial, make specific reference to pertinent Plan provisions, describe any additional material or information necessary for Executive to perfect the claim (explaining why such material or information is needed), and shall advise Executive of the procedure for the appeal of such denial. All appeals shall be made by the following procedure:

      (a) Executive shall file with Administrator a notice of desire to appeal the denial. Such notice shall be filed within sixty (60) days of notification by Administrator of claim denial, shall be made in writing, and shall set forth all of the facts upon which the appeal is based.

      (b) Administrator shall, within thirty (30) days of receipt of Executive's notice of appeal, establish a hearing date on which Executive may make an oral presentation to a Committee (the "Committee") of the Board of Directors in support of his/her appeal. Executive shall be given not less than ten (10) days' notice of the date set for the hearing.

      (c) The Committee shall consider the merits of the claimant's written and oral presentations, the merits of any facts or evidence in support of the denial of Benefits, and such other facts and circumstances as the Committee shall deem relevant.

      (d) The Committee shall render a determination upon the appealed claim which determination shall be accompanied by a written statement as to the reasons therefor.

      (e) The Plan is intended to provide security for Executive. Accordingly, Employer intends that the decisions of Administrator and the Committee be subject to judicial review with due recognition of the inherent interest of the parties. Notwithstanding the foregoing, the Plan shall not impose upon Trustee any duty to pay benefits other than as directed by Executive or by a court of competent jurisdiction.


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                                   ARTICLE VI
                            AMENDMENT AND TERMINATION

      SECTION 6.1 AMENDMENT, SUSPENSION AND TERMINATION.

      Employer and Executive may amend or terminate the Plan by mutual written agreement. In all other respects, the obligations of Employer hereunder are irrevocable.

      SECTION 6.2 TERM OF THE PLAN.

      The Plan will continue until no further benefits may be paid by its terms, or Employer and Executive agree, to modify, supersede or terminate it.

                                   ARTICLE VII
                                  MISCELLANEOUS

      SECTION 7.1 NONALIENATION OF BENEFITS.

      None of the payments, Benefits or Executive's rights shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, Benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of Executive or Employer. Executive shall have no power or right to alienate, anticipate, commute, pledge, encumber or assign any of the Benefits or payments which may be paid under the Plan.

      SECTION 7.2 NO CONTRACT OF EMPLOYMENT.

      Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any Benefits shall be construed as giving Executive the right to be retained in the service of Employer, and Executive shall remain subject to discharge to the same extent as if the Plan has never been adopted.

      SECTION 7.3 AFTER EXECUTIVE'S DEATH. Except as otherwise specifically provided, in the event Executive dies prior to taking any action required or permitted hereunder to be taken by Executive or upon the Executive's certificate, such action may be taken following Executive's death by (or upon the certificate of) Executive's executor or personal representative.


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       SECTION 7.4 SEVERABILITY OF PROVISIONS.

       If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions has not been included.

       SECTION 7.5 EFFECT ON OTHER BENEFITS.

       Except as provided herein, or by specific reference elsewhere, benefits under the Plan shall be in addition to any other benefits available to Executive in connection with Executive's employment by Employer under any employment agreement relating thereto, or otherwise, provided, however, that any benefits payable to Executive by Employer pursuant to any Supplemental Executive Retirement Plan shall be reduced by the actuarial value of any Benefits hereunder.

       SECTION 7.6 HEIRS, ASSIGNS, AND PERSONAL REPRESENTATIVES.

       The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties; provided that nothing in this Section 7.6 shall be construed to affect the determination of whether a Change in Control has occurred.

       SECTION 7.7 PAYMENTS TO INCOMPETENT PERSONS, ETC.

       Any Benefits payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such Benefits, shall be deemed paid when paid to such person's guardian of the estate, to a custodian for a minor under a Uniform Transfers or Gifts to Minors Act of any jurisdiction, or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge Employer, Administrator and all other parties with respect thereto.


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       SECTION 7.8 CONTROLLING LAW.

       The Plan shall be construed and enforced according to the laws of the State of Massachusetts except to the extent preempted by federal law.

       IN WITNESS WHEREOF, and as evidence of its adoption of the Plan, Employer has caused the same to be executed by its duly authorized officers and its corporate seal to be affixed thereto this ____ day of ______________.

                                              FILENE'S BASEMENT CORP.

Attest
                                              By:
-----------------------------                     ------------------------------
Name:                                         Name:
Title:                                        Title:


[seal]

       Agreed to and accepted as set forth above.

Witness:
/s/
    -------------------------                     ----------------------
Name:
Date:


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                                    EXHIBIT A

                       Certificate of Direction to Trustee
                      To Release Refund Right to Executive


            Date
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To:
----------------------------------
as Trustee of the Filene's
Basement Corp. Executive
Severance Plan Trust
dated
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-----------------------------------

-----------------------------------

-----------------------------------

       You are hereby directed to release to me, at the address indicated below.


                         ------------------------------

                         ------------------------------

                         ------------------------------

the portion ("Executive's Portion") of the Refund Right on Policy Nos.__________ with a value not in excess of $_____________, in accordance with the Release Instructions below:

                          RELEASE INSTRUCTIONS

       1. You shall deliver a copy of this certificate immediately to

                  Filene's Basement Corp.
                  40 Walnut Street
                  Wellesley, Massachusetts 02181
                  Attn:
                        ------------------------

and shall release the Executive's Portion of such Refund Right as follows:


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       2. If, within ten (10) days after the date hereof (such ten-day period hereinafter referred to as the "Waiting Period"), you have not received an Employer Certificate described in instruction 3 or 4 below, you shall release the Executive Portion of such Refund Right to me immediately after the close of the Waiting Period.

       3. If, prior to the close of the Waiting Period you have received a certificate ("Employer Certificate") from Filene's Basement Corp., executed under penalties of perjury, certifying that there is no reasonable basis to support my claim to any portion of the Executive's Portion of such Refund Right, you shall immediately provide me a copy of such Employer Certificate and you shall not release any portion of such Refund Right to anyone except pursuant to the joint direction of Filene's Basement Corp. and me.

       4. If, prior to the close of the Waiting Period you have received an Employer Certificate from Filene's Basement Corp., executed under penalties of perjury, certifying that there is no reasonable basis to support my claim to a stated amount (the "Disputed Amount") of the Executive's Portion of such Refund Right, you shall immediately provide me a copy of such Employer Certificate, and you shall release to me immediately (even if prior to the close of the Waiting Period) the Executive's Portion of such Refund Right, less the Disputed Amount. Thereafter you shall not release any additional portion of such Refund Right to anyone except pursuant to the joint direction of Filene's Basement Corp. and me.

       The Waiting Period shall not be extended by reason of ending on a weekend or holiday.

                                  CERTIFICATION

       I, ___________________, hereby certify, under penalties of perjury, that

       1. I am (a) the Executive covered by that certain Filene's Basement Corp. Executive Severance Plan dated ___________ ("Severance Plan") pursuant to which the Refund Right on Policy Nos.________________ have been assigned to you, as Trustee of the above-referenced Severance Plan Trust by Filene's Basement Corp. (the "Employer"), or (b) the executor or personal representative of such Executive.

       2. I am authorized pursuant to the terms of the Severance Plan to issue this certificate to you.

       3. My/Executive's employment with the Employer terminated on _______________ for a reason other than Voluntary Resignation, other than for Cause, and other than by death.


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       4. My/Executive's annual compensation (as defined in Department of Labor
Regulations Section 2510.3-2(b)(2)(i) or corresponding provision of subsequent regulations) for the year immediately preceding the year of termination was $_______________; therefore twice such annual compensation was $_______________.



                                               ------------------------
                                                    Executive


Notary statement


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